UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2026

HELIO CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-56744	92-0586004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2448 Sixth Street, Berkeley, California 94710
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 545-2666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure

On February 11, 2026, Helio Corporation (the “Company”) issued a press release providing an update regarding development and testing progress relating to the Company’s Phase II Small Business Innovation Research (“SBIR”) program with the National Aeronautics and Space Administration (“NASA”), including continued development of the Company’s QuasiStatic Release Mechanism technology.

On February 12, 2026, the Company issued a press release announcing the appointment of Oliver Fildes as Lead Systems Engineer for the Company’s space-based solar power initiatives.

On February 12, 2026, the Company issued a press release discussing industry developments relating to space-based solar power and the Company’s view of potential market opportunities associated with increased global focus on orbital energy infrastructure.

Copies of the press releases are furnished as Exhibits 99.1 through 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

The information contained in this Item 7.01, including Exhibits 99.1 through 99.3, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On February 7, 2026, the Company received notices of default and demand for payment (collectively, the “Default Notices”) from the holders of the following promissory notes previously issued by the Company:

(i)	a promissory note, dated March 18, 2024, originally issued to Blackwolf Venture Group, LLC and assigned to James S. Byrd SEP-IRA, in the original principal amount of $50,000;

(ii)	a promissory note, dated April 16, 2025, issued to Indicia Capital, LLC in the original principal amount of $150,000; and

(iii)	a promissory note, dated March 18, 2024, issued to David Shapiro in the original principal amount of $50,000.

Each Default Notice alleges that the Company is in default under the applicable promissory note and demands immediate payment of the outstanding principal balance, together with accrued interest. The Default Notices provide that if payment is not made within 15 days from the date thereof, legal action may be commenced to collect the indebtedness.

The Company is currently evaluating the Default Notices and is engaged in discussions with the respective holders. The Company cannot currently predict the outcome of these matters.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Helio Corporation, dated February 11, 2026
99.2	Press Release of Helio Corporation, dated February 12, 2026
99.3	Press Release of Helio Corporation, dated February 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIO CORPORATION

Date: February 12, 2026	By:	/s/ Edward Cabrera
	Name:	Edward Cabrera
	Title:	Chief Executive Officer

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